UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number        811-04873

                                     The GAMCO Growth Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GAMCO Growth Fund Third Quarter Report — September 30, 2014
Howard F. Ward, CFA
Portfolio Manager

To Our Shareholders,

For the quarter ended September 30, 2014, the net asset value (“NAV”) per Class AAA Share of The GAMCO Growth Fund increased 0.5% compared with increases of 1.1% and 1.5% for the Standard & Poor’s (“S&P”) 500 Index and the Russell 1000 Growth Index, respectively. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2014.

Comparative Results

Average Annual Returns through September 30, 2014 (a) (Unaudited)					Since
	Quarter	1 Year	5 Year	10 Year	Inception (4/10/87)
Class AAA (GABGX)	0.49%	16.17%	12.94%	7.40%	9.98%
S&P 500 Index	1.13	19.73	15.70	8.11	9.65	(d)
Russell 1000 Growth Index	1.49	19.15	16.50	8.94	9.04	(d)
Class A (GGCAX)	0.49	16.19	12.94	7.41	9.99
With sales charge (b)	(5.28)	9.51	11.61	6.78	9.75
Class C (GGCCX)	0.31	15.31	12.10	6.60	9.66
With contingent deferred sales charge (c)	(0.69)	14.31	12.10	6.60	9.66
Class I (GGCIX)	0.57	16.47	13.22	7.58	10.05

In the current prospectuses dated April 30, 2014, the expense ratios for Class AAA, A, C, and I Shares are 1.45%, 1.45%, 2.20%, and 1.20%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	S&P 500 Index and Russell 1000 Growth Index since inception performance are as of March 31, 1987.

The GAMCO Growth Fund

Schedule of Investments — September 30, 2014 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 98.2%
	TECHNOLOGY — 21.7%
34,000	Adobe Systems Inc.†	$2,352,460
282,500	Apple Inc.	28,461,875
61,000	EMC Corp.	1,784,860
234,000	Facebook Inc., Cl. A†	18,495,360
17,100	Google Inc., Cl. A†	10,061,811
21,900	Google Inc., Cl. C†	12,644,184
41,000	International Business Machines Corp.	7,783,030
53,000	Linear Technology Corp.	2,352,670
273,000	Microsoft Corp.	12,656,280
40,000	NXP Semiconductor NV†	2,737,200
134,000	Oracle Corp.	5,129,520
89,000	QUALCOMM Inc.	6,654,530
75,500	Texas Instruments Inc.	3,600,595

	TOTAL TECHNOLOGY	114,714,375

	CONSUMER DISCRETIONARY - OTHER — 16.0%
31,600	Amazon.com Inc.†	10,189,104
6,000	AutoZone Inc.†	3,057,960
42,500	Costco Wholesale Corp.	5,326,100
51,500	eBay Inc.†	2,916,445
55,000	Fortune Brands Home & Security Inc.	2,261,050
57,000	Lennar Corp., Cl. A	2,213,310
16,400	L’Oreal SA	2,603,767
49,000	Luxottica Group SpA	2,551,097
13,000	LVMH Moet Hennessy Louis Vuitton SA	2,113,220
38,400	Macy’s Inc.	2,234,112
29,000	Michael Kors Holdings Ltd.†	2,070,310
70,300	NIKE Inc., Cl. B	6,270,760
22,900	Ralph Lauren Corp.	3,772,317
67,600	Starbucks Corp.	5,101,096
37,000	The Estee Lauder Companies Inc., Cl. A	2,764,640
127,600	The Home Depot Inc.	11,706,024
6,200	The Priceline Group Inc.†	7,183,196
26,000	The Swatch Group AG	2,276,736
69,000	The TJX Companies Inc.	4,082,730
37,800	Tiffany & Co.	3,640,518

	TOTAL CONSUMER DISCRETIONARY - OTHER	84,334,492

	HEALTH CARE — 12.6%
157,000	Abbott Laboratories	6,529,630
15,900	Allergan Inc.	2,833,221
47,900	Amgen Inc.	6,728,034
42,000	Becton, Dickinson and Co.	4,780,020
15,700	Biogen Idec Inc.†	5,193,717
45,000	Bristol-Myers Squibb Co.	2,303,100
53,800	Celgene Corp.†	5,099,164
78,900	Gilead Sciences Inc.†	8,398,905
55,000	Johnson & Johnson	5,862,450
33,400	McKesson Corp.	6,501,978
35,000	Merck & Co. Inc.	2,074,800

Shares		Market Value
79,500	Novo Nordisk A/S, Cl. B	$3,803,989
6,700	Regeneron Pharmaceuticals Inc.†	2,415,484
114,000	Roche Holding AG, ADR	4,216,860

	TOTAL HEALTH CARE	66,741,352

	PRODUCER DURABLES — 11.2%
38,500	3M Co.	5,454,680
66,400	B/E Aerospace Inc.†	5,573,616
28,800	Cummins Inc.	3,801,024
37,000	Eaton Corp. plc	2,344,690
45,000	Emerson Electric Co.	2,816,100
41,500	Flowserve Corp.	2,926,580
115,000	Honeywell International Inc.	10,708,800
58,000	PACCAR Inc.	3,298,750
42,800	Parker Hannifin Corp.	4,885,620
38,000	Pentair plc	2,488,620
98,000	Union Pacific Corp.	10,625,160
41,000	United Technologies Corp.	4,329,600

	TOTAL PRODUCER DURABLES	59,253,240

	CONSUMER DISCRETIONARY - MEDIA — 9.0%
60,000	CBS Corp., Cl. B, Non-Voting	3,210,000
155,000	Comcast Corp., Cl. A, Special	8,292,500
25,400	DIRECTV†	2,197,608
58,000	Discovery Communications Inc., Cl. A†	2,192,400
58,000	Discovery Communications Inc., Cl. C†	2,162,240
109,800	Liberty Global plc, Cl. A†	4,670,892
79,800	Liberty Global plc, Cl. C†	3,272,997
77,000	Nielsen NV	3,413,410
47,600	The Walt Disney Co.	4,237,828
15,000	Time Warner Cable Inc.	2,152,350
157,000	Twenty-First Century Fox Inc., Cl. A	5,383,530
83,000	Viacom Inc., Cl. B	6,386,020

	TOTAL CONSUMER DISCRETIONARY - MEDIA	47,571,775

	CONSUMER STAPLES — 8.5%
129,600	Boulder Brands Inc.†	1,766,448
24,300	Brown-Forman Corp., Cl. B	2,192,346
53,400	Colgate-Palmolive Co.	3,482,748
66,700	CVS Health Corp.	5,308,653
12,800	Diageo plc, ADR	1,477,120
28,200	Mead Johnson Nutrition Co.	2,713,404
73,000	Mondelēz International Inc., Cl. A	2,501,345
59,300	PepsiCo Inc.	5,520,237
101,400	The Coca-Cola Co.	4,325,724
46,900	The Hain Celestial Group Inc.†	4,800,215
103,700	The WhiteWave Foods Co.†	3,767,421
42,000	United Natural Foods Inc.†	2,581,320
111,700	Whole Foods Market Inc.	4,256,887

	TOTAL CONSUMER STAPLES	44,693,868

See accompanying notes to schedule of investments.

The GAMCO Growth Fund

Schedule of Investments (Continued) — September 30, 2014 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	FINANCIAL SERVICES — 8.5%
143,000	American International Group Inc.	$7,724,860
8,400	BlackRock Inc.	2,757,888
72,900	JPMorgan Chase & Co.	4,391,496
173,000	MasterCard Inc., Cl. A	12,788,160
93,000	Morgan Stanley	3,215,010
31,000	The Goldman Sachs Group Inc.	5,690,670
38,000	Visa Inc., Cl. A	8,108,060

	TOTAL FINANCIAL SERVICES	44,676,144

	MATERIALS AND PROCESSING — 6.2%
48,500	E. I. du Pont de Nemours and Co.	3,480,360
49,400	Ecolab Inc.	5,672,602
29,600	Monsanto Co.	3,330,296
36,000	PPG Industries Inc.	7,082,640
29,800	Precision Castparts Corp.	7,059,024
28,100	The Sherwin-Williams Co.	6,153,619

	TOTAL MATERIALS AND PROCESSING	32,778,541

	ENERGY — 4.5%
112,400	Continental Resources Inc.†	7,472,352
81,800	EOG Resources Inc.	8,099,836
40,200	Pioneer Natural Resources Co.	7,918,194

	TOTAL ENERGY	23,490,382

	TOTAL COMMON STOCKS	518,254,169

Principal Amount		Market Value
	U.S. GOVERNMENT OBLIGATIONS — 1.8%
$9,575,000	U.S. Treasury Bills, 0.005% to 0.050%††, 10/23/14 to 03/05/15	$9,574,830

	TOTAL INVESTMENTS — 100.0% (Cost $384,898,716)	$527,828,999

	Aggregate tax cost	$385,061,741

	Gross unrealized appreciation	$147,939,901
	Gross unrealized depreciation	(5,172,643)

	Net unrealized appreciation/depreciation	$142,767,258

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to schedule of investments.

The GAMCO Growth Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The GAMCO Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

Investments
in Securities
(Market Value)
Valuation Inputs*	Assets

Level 1 - Quoted Prices	$518,254,169
Level 2 - Other Significant Observable Inputs	9,574,830

Total	$527,828,999

*	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Please refer to the SOI for the industry classifications of these portfolio holdings. Level 1 consists of Common Stocks. Level 2 consists of U.S. Government Obligations.

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2014 or December 31, 2013.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

The GAMCO Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2013, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

Capital loss carryforward available through 2017	$20,782,104
Capital loss carryforward available through 2018	11,616,029

Total capital loss carryforwards	$32,398,133

THE GAMCO GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. for four years. Mr. Ward received his B.A. in Economics from Northwestern University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GAMCO GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Dugald A. Fletcher

President,

Fletcher & Company, Inc.

John D. Gabelli

Senior Vice President,

G.research, Inc.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthony Torna

Former Investment Counselor,

Maxim Group LLC

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB406Q314QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The GAMCO Growth Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/18/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/18/2014

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 11/18/2014

*	Print the name and title of each signing officer under his or her signature.